Operating Expenses (Tables)	12 Months Ended
Dec. 31, 2025
Rental income from investment property, net of direct operating expense [abstract]
Schedule of Components of Cost of Sales

€ million	2025	2024	2023
Rental of third-party satellite capacity	(209)	(157)	(140)
Equipment	(150)	(69)	(81)
Customer support costs	(299)	(169)	(155)
Rental of satellite capacity from joint ventures	(21)	—	—
Other cost of sales	(76)	(66)	(68)

Total cost of sales	(755)	(461)	(444)